SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
               __________________________________________________


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): March 15, 1995



                                  VIACOM INC.
               _________________________________________________
             (Exact name of registrant as specified in its charter)



  Delaware               1-9553                   04-2949533
______________________________________________________________________________
(State or other         (Commission               (IRS Employer
 jurisdiction of        File Number)              Identification No.)
 incorporation)


1515 Broadway, New York, New York                         10036
______________________________________________________________________________
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (212) 258-6000
                                                    ______________


                               Page 1 of 5 Pages
                        Exhibit Index Appears on Page 4


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Item 5. Other Events

     On March 10, 1995, Viacom Inc. ("Viacom") completed the sale of the operations of Madison Square Garden to a partnership of ITT Corporation and Cablevision Systems Corporation for $1.075 billion. In accordance with the terms of the transaction, the net proceeds were adjusted by approximately $66 million, reflecting changes in working capital.

     A copy of the press release by Viacom, dated March 10, 1995, relating to the above-described transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) The following exhibit is filed as part of this report on Form 8-K:

     Exhibit 99.1    Press release by Viacom Inc., dated March 10, 1995.























                                        Page 2 of 5 Pages

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VIACOM INC.



Date:  March 15, 1995                   By: /s/ Michael D. Fricklas
                                           ___________________________________
                                             Michael D. Fricklas
                                             Senior Vice President,
                                             Deputy General Counsel






























                                        Page 3 of 5 Pages

                                 EXHIBIT INDEX
                                 _____________

Exhibit No.           Description                                     Page

Exhibit 99.1    Press Release by Viacom Inc. dated
                March 10, 1995







































                                        Page 4 of 5 Pages